Moleculin

Developing ground-breaking therapies
for highly resistant cancers and viruses

September 1, 2020
Public Presentation
(Nasdaq: MBRX)

Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

Highly Experienced Leadership



Executive Management Team



Walter Klemp,
Chairman, President & CEO



Don Picker, PhD
Chief Science Officer



Jonathan P. Foster, CPA, CGMA
EVP & CFO



Robert Shepard, MD, FACP
Chief Medical Officer



Sandra Silberman, MD & PhD
Chief Medical Officer – New Products

Selected Prior Experience

soliton · ZENO · Inc. 500 · Drypers · Coopers & Lybrand

SYNERGY PHARMACEUTICALS · TAPESTRY Life Science · CARBOPLATIN

InfuSystem · LSG Sky Chefs · Drypers · Schlumberger · Deloitte.

DANA-FARBER CANCER INSTITUTE · University of Virginia · HARVARD UNIVERSITY · Takeda · FDA · Tufts University

AstraZeneca · Roche · Bristol-Myers Squibb · NOVARTIS · Pfizer

Science Advisory Board



Waldemar Priebe, PhD
The University of Texas MD Anderson Cancer Center



Paul Waymack, MD, SC
FDA

Pancreatic



James Abbruzzese, MD
Dana-Farber Cancer Institute
Duke University School of Medicine

Hematology



Elihu Estey, MD
Fred Hutch Cures Start Here
Johns Hopkins School of Medicine



Marty Tallman, MD
Memorial Sloan Kettering Cancer Center



Jorge Cortes, MD
The New England Journal of Medicine
Georgia Cancer Center Augusta University

Virology



Richard Whitley, MD
NIH National Institute of Allergy and Infectious Diseases



Dominique Schols PhD
Katholieke Universiteit Leuven
Rega Instituut



Hongbo Zhai, MD
UCSF

Investment Highlights

Potential Blockbuster Technologies	3
2020 Phase 1 clinical trials	5
Drugs showing early human activity	2
2020-2021 Phase 2 trials expected	2

Potential Blockbuster Technologies (3):

- Non-cardiotoxic anthracycline
- STAT3 Inhibitor
- Antimetabolites – cancers and viruses

World class collaboration
Highly experienced team
Exclusive IP/Fast Track

Three Core Technologies

1 Next Generation Anthracycline

- Non-cardiotoxic
- Avoids multidrug resistance
- Enables "organ-targeted" therapy

Annamycin

2 Immune / Transcription Modulators

- p-STAT3 inhibitor
- Key cancer and viral signaling pathway
- ↑ immune response/memory

WP1066

3 Antimetabolites / Glycosylation Inhibitor

- Prodrug of glucose decoy enables drug-like properties
- Disruption of metabolisms - relevant to certain cancers and viruses

WP1122

Potential for Drug Combination Therapies

Leading Partnerships, Collaborations

Our world-leading partnerships & collaborations significantly expand our research capabilities and increase our knowledgebase


GOETHE UNIVERSITÄT FRANKFURT AM MAIN

REGA INSTITUTE KU LEUVEN

Dr. Dominique Schols of the Rega Institute has joined the Moleculin Science Advisory Board

WPD Pharmaceuticals | D·E·R·M·I·N | Maria Sklodowska-Curie Institute – Oncology Center

Annamycin AML trial in EU, Sublicenses for co-development, collaborations on development. WP1220 Phase 1 trial

EMORY UNIVERSITY

Physician sponsored pediatric "all-comers" brain tumor trial – DIPG, Medulloblastoma, Gliomas…

MAYO CLINIC | The University of Iowa | ImQuest BioSciences | IITRI

MD Anderson Cancer Center

All science is licensed from MD Anderson and we sponsor a research lab there as well. MD Anderson also running a physician-sponsored GBM trial with WP1066.

Moleculin

Development Pipeline – Internally Funded

	Program	In Clinic: Phase 1 / Activity / Phase 2 (Active → Expected)	Collaboration
Annamycin Next Generation, Organ-targeted, Non-cardiotoxic anthracycline	AML (US and EU Phase 1/2)	2021	D·E·R·M·I·N; WPD Pharmaceuticals
	Lung Mets (US Phase 1)	2021	MD Anderson Cancer Center
Immune/Transcription Modulators Inhibit pSTAT3, HIF-1α, c-Myc	CTCL (WP1220 Topical)	2020	Possible strategic partner
Antimetabolites/ Glycosylation Inhibitor	GBM/Pancreatic/Anti -Viral (WP1122)	2020	WPD Pharmaceuticals; University of Bergen

Active | Expected

Moleculin

Development Pipeline – Externally Funded

Program	Indication	Phase 1	In Clinic Activity	Phase 2	Collaboration
Annamycin Next Generation, Organ-targeted, Non-cardiotoxic anthracycline	Lung Sarcoma Mets (EU Phase 1)	2020			WPD Pharmaceuticals; Maria Sklodowska-Curie Institute – Oncology Center
Immune/Transcription Modulators Inhibit pSTAT3, HIF-1α, c-Myc	GBM (WP1066 US Phase 1)				MD Anderson Cancer Center
	Ped Brain Tumors (WP1066 US Phase 1)				Mayo Clinic; Emory University
	GBM (WP1066+Radiation US Phase 1)	2021			MD Anderson Cancer Center
Antimetabolites / Glycosylation Inhibitor	GBM (EU Proof of Concept) / Anti-Viral (WP1122)	2021			WPD Pharmaceuticals

Active | Expected

Moleculin

Key Developments

3 drug candidates in 5 clinical trials

Next Generation Anthracycline – Annamycin (2 Clinical Trials)

- **Positive interim safety and efficacy data in US and Europe AML Trials**
  - 45% efficacy in 11 relapsed AML patients treated at/or above 120 mg/m^2 (1 CRi, 3 PRs, 1 BTB); clearing circulating blasts
  - No evidence of cardiotoxicity
- **U.S. concluded successfully Phase 1 portion; Europe in fifth cohort level of 240 mg/m^2 ; Approval to accelerate dosage intervals**
- **ODD and Fast Track Designation from FDA for the treatment of relapsed or refractory acute myeloid (AML)**
- **Active against metastases to the lungs in pre-clinical testing**
  - Significantly improved survival in an aggressive form for triple negative breast cancer metastasized to the lungs in animal models; Moving to IND in 2020

Immune/Transcription Modulators - (3 Clinical Trials)

- Emory University **began** Phase 1 pediatric brain tumor trial
- **Continue MD Anderson Phase 1 in adult brain tumors**
- **Efficacy and safety demonstrated** in European Phase 1 clinical trial of WP1220 for the topical treatment of cutaneous T-Cell Lymphoma (CTCL) – moving to Phase 2
- FDA granted Orphan Drug Designation for WP1066 for the treatment of glioblastoma, the most aggressive form of brain tumor
- WP1066 appears to:
  - (a) Counteract resistance to checkpoint blockade therapy (specifically, immune checkpoint target PD-L1) and
  - (b) Be capable of immune reprogramming

Key Developments – Antimetabolites


Status
Goals
2-DG active against CoV-2 in 2 independent in vitro studies
MBRX shows WP1122 more active than 2-DG in CoV-2 in vitro
In vivo studies of WP1122 planned for 4Q20
BIOQUAL, Inc.
In vitro studies of related antimetabolites under way
REGA
In vivo anti-viral activity sufficient?
Anti-CoV-2 activity > WP1122?
No
Yes
Yes
No
Submit IND/CTA for cancer indication
Submit IND/CTA for COVID-19
Submit IND/CTA for other viruses
Fast Track GBM or pancreatic cancer
Fast Track COVID-19 Therapy
Bigger/ long-term antiviral market potential

Moleculin

Additional Potential 2020 Value Inflection Points

		2020 1H	2020 2H	2021 1H	2021 2H
Annamycin	Complete AML Phase 1 & Meet Safety Endpoints – US	Done			
	Continue announcing cohort results in AML Phase 1 Europe 240+ mg/m^2				
	Reach RP2D & MTD or treat 300 mg/m^2 + in AML Phase 1 Europe				
	Begin AML Phase 2				
	File IND Lung Mets & Begin Lung Mets Phase 1				
STAT3 Inhibitors	MD Anderson GBM Phase 1 Data & Continues				
	Emory Pediatric Brain Tumor Phase 1 Begins				
	MDA WP1066 and Radiation GBM Trial Approved & Trial Begins				
	File WP1220 CTCL Phase 2 Trial IND/CTA or Strategic Partner				

Announce Continue

Moleculin

Financial Review



Financial Statement Summary

In thousands, except for share and per share data and shares outstanding	For the Year Ended 12/31/19	For the 6 mos 6/30/2020
	(Unaudited)	(Unaudited)
Statement of Operations Data		
Revenue	-	-
Research and development	$11,013	$6,535
General and administrative and depreciation	6,511	3,561
Loss from operations	(17,524)	(10,096)
Net loss	(13,205)	(11,321)
Net loss per common share – basic and diluted	$ (0.32)	$ (0.21)
Basic and diluted weighted average shares outstanding	40,721,406	54,707,132
Balance Sheet Data		
Cash and cash equivalents	$ 10,735	$ 16,734
Prepaid expenses and other	2,749	3,015
Total current assets	13,484	19,749
Total assets	$25,235	$31,380
Total current liabilities	3,570	3,739
Total liabilities	9,664	15,751
Total stockholders' equity	15,571	15,629
Total liabilities and stockholders' equity	$25,235	$31,380

- "Capital efficient" approach
- Leverage R&D with contractors, sponsored research, and investigator led trials
- Five clinical trials on a $12M run-rate R&D spend
- $17 million raise in Jan-Aug
- 61.7 million shares outstanding August 7, 2020

The above financial information is summarized from the Company's most recent forms filed with the SEC (www.sec.gov)

Various Sources of Financing

Opportunistic Approach

- Approx. $20 million raised 2019; $17 million YTD 2020
- Three analysts have reported on MBRX – Roth, Maxim, & Opco
- Overnight and intraday deals
- $15 million ATM – Opco
- Equity Line - Lincoln Park Capital
- Successful out-licensing of technology in low priority areas
- Partnerships on drugs showing activity



The above financial information is summarized from the Company's most recent 10-K AND 10-Q filed with the SEC (www.sec.gov)

Investment Highlights

Potential Blockbuster Technologies	3
2020 Phase 1 clinical trials	5
Drugs showing early human activity	2
2020-2021 Phase 2 trials expected	2

Potential Blockbuster Technologies:
- Non-cardiotoxic anthracycline
- STAT3 Inhibitor
- Antimetabolites – cancers and viruses

World class collaboration
Highly experienced team
Exclusive IP/Fast Track